UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 27, 2006

AIRSPAN NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)

000-31031                    75-2743995
(Commission file number)         (I.R.S. Employer Identification No.)

777 Yamato Road, Suite 105, Boca Raton, Florida         33431
(Address of principal executive offices)             (Zip code)

(561) 893-8670
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 27, 2006, H. Berry Cash notified the Board of Directors of Airspan Networks, Inc. (the “Company”) that he has decided not to stand for re-election to the Company’s Board of Directors at the Company's 2006 Annual Meeting to be held on May 24, 2006. Mr. Cash will remain a member of the Board until his current term expires at the Company's 2006 Annual Meeting. The Company is actively pursuing a replacement on the Board for Mr. Cash.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2006
AIRSPAN NETWORKS, INC

By: /s/ Peter Aronstam
Peter Aronstam
Senior Vice President and
Chief Financial Officer